As filed with the Securities and Exchange Commission on July 2, 2020

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

THE ROYCE FUND
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

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ANNOUNCEMENT OF CHANGE OF LOCATION OF
SPECIAL MEETING OF SHAREHOLDERS OF
THE ROYCE FUND

SCHEDULED TO BE HELD ON JULY 14, 2020

NEW YORK – July 2, 2020 – The Royce Fund (the “Trust”) today announced that, due to the public health impact of the continuing COVID-19 pandemic and to support the health and safety of the shareholders of each series of the Trust (each, a “Fund” and collectively, the “Funds”) , the location of the Special Meeting of Shareholders of each Fund (the “Meeting”) has been changed. As previously announced, the Meeting will be held on Tuesday, July 14, 2020 at 10:00 a.m. Eastern Time. In light of public health concerns regarding COVID-19, the Meeting will be held in a virtual meeting format only. The Meeting will be accessible solely by means of remote communication.

As described in the Trust’s proxy statement, dated May 11, 2020, (the “Proxy Statement”), and supplemental proxy materials that were previously distributed, the Board of Trustees of the Trust has fixed the close of business on May 1, 2020 as the record date for determining those shareholders entitled to vote at the Meeting (or any postponement or adjournment thereof), and only holders of record at the close of business on that day will be entitled to vote at the Meeting (or any postponement or adjournment thereof). The Meeting will be held at the following website: http://www.meetingcenter.io/224942552. To participate in the Meeting, Fund shareholders must enter the following password: TRF2020. Shareholders must also enter the control number that appears on the proxy card that they previously received from the Trust.

We encourage you to access the website prior to the Meeting’s start time to allow ample time for you to log into the Meeting webcast and test your computer system, and, if you plan to vote at the Meeting, to download and print the Meeting ballot that will be posted to the website. Accordingly, the website will be accessible to shareholders beginning at approximately10:00 a.m. Eastern Time on July 13, 2020. The Meeting ballot will contain instructions on how to submit your vote during the Meeting, including the email address to which the completed ballot and any legal proxies should be sent. For questions relating to participation at the Meeting by remote communication, please call the technical support number at (888) 888-0151.

Shareholders who hold shares through an intermediary, such as a bank or broker, must register in advance to attend the Meeting. To register, shareholders must submit proof of their proxy power (legal proxy) reflecting their Fund holdings along with their name and email address to Computershare Fund Services (“Computershare”). Shareholders may forward an email from their intermediary or send an image of their legal proxy to shareholdermeetings@computershare.com. Requests for registration must be received no later than 10:00 a.m. Eastern Time, on July 9, 2020. Shareholders will receive a confirmation email from Computershare of the shareholder’s registration and a control number that will allow the shareholder to vote at the Meeting.

Shareholders are not required to attend the Meeting to vote on the relevant proposal. Whether or not shareholders plan to attend the Meeting, the Trust urges shareholders to authorize a proxy to vote their shares in advance of the Meeting by one of the methods described in the Proxy Statement.

The Trust filed the Proxy Statement with the SEC in connection with the Meeting. Shareholders are advised to read the Proxy Statement in full because it contains important information. The Proxy Statement is available on the Internet at https://www.proxy-direct.com/roy-31317. The proxy card included with the proxy materials that were previously distributed to shareholders will not be updated to reflect the change in location but may continue to be used by shareholders to vote their shares in connection with the Meeting. The Proxy Statement and other documents filed by the Trust are also available for free on the SEC’s website at http://www.sec.gov.

If you have any questions about voting, please call Computershare toll-free at 1-866-209-8568.

Forward Looking Statement

This letter is not an offer to purchase nor a solicitation of an offer to sell shares of the Funds. This letter may contain statements regarding plans and expectations for the future that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking and can sometimes be identified by the use of words such as “plan,” “expect,” “will,” “should,” “could,” “anticipate,” “intend,” “project,” “estimate,” “guidance,” “possible,” “continue” and other similar terms and phrases, although not all forward-looking statements include these words. Such forward-looking statements are based on the current plans and expectations of the Funds, and are subject to risks and uncertainties that could cause actual results, performance and events to differ materially from those described in the forward-looking statements. Additionally, past performance is no guarantee of future results. Additional information concerning such risks and uncertainties are or will be contained in the Trust’s filings with the U.S. Securities and Exchange Commission, including the Funds’ Annual Report to Shareholders on Form N-CSR, for the year ended December 31, 2019, and subsequent filings with the Commission. These factors should be considered carefully and readers are cautioned not to place undue reliance on such forward-looking statements. The Trust undertakes no responsibility to update publicly or revise any forward-looking statement.

Media Contact

John Davis, Director of Communications and Marketing

(212) 508-4594

__________

THE ROYCE FUND (11 Series)

ROYCE DIVIDEND VALUE FUND
ROYCE GLOBAL FINANCIAL SERVICES FUND
ROYCE INTERNATIONAL PREMIER FUND
ROYCE MICRO-CAP FUND

ROYCE OPPORTUNITY FUND

ROYCE PENNSYLVANIA MUTUAL FUND

ROYCE PREMIER FUND

ROYCE SMALL-CAP VALUE FUND

ROYCE SMALLER-COMPANIES GROWTH FUND

ROYCE SPECIAL EQUITY FUND

ROYCE TOTAL RETURN FUND
745 FIFTH AVENUE
NEW YORK, NEW YORK 10151
__________

ADDITIONAL INFORMATION REGARDING THE
SPECIAL MEETING OF SHAREHOLDERS
SCHEDULED TO BE HELD ON JULY 14, 2020

The Notice of Change of Location set forth below relates to the proxy statement of The Royce Fund (the “Trust”), dated May 11, 2020 (the “Proxy Statement”), furnished to the shareholders of each of the above-listed Series of the Trust (each, a “Fund” and collectively, the “Funds”) in connection with the solicitation of proxies by the Board of Trustees of the Trust for use at each Fund’s Special Meeting of Shareholders, which are being held together for convenience (the “Meeting”) scheduled to be held on Tuesday, July 14, 2020. This supplement to the Proxy Statement is being filed with the Securities and Exchange Commission (the “SEC”) to provide notice of a change of location of the Meeting and is being made available to shareholders on or about July 2, 2020.

THE NOTICE OF CHANGE OF LOCATION SHOULD BE READ
IN CONJUNCTION WITH THE PROXY STATEMENT.

__________

NOTICE OF CHANGE OF LOCATION

OF THE SPECIAL MEETING OF SHAREHOLDERS

SCHEDULED TO BE HELD ON JULY 14, 2020

__________

Dear Royce Fund Shareholder:

Due to the continuing public health impact of the COVID-19 pandemic and to support the health and safety of the Funds’ shareholders, NOTICE IS HEREBY GIVEN that the location of the Meeting has been changed. As previously announced, the Meeting is scheduled to be held on Tuesday, July 14, 2020 at 10:00 a.m. Eastern Time. In light of public health concerns regarding COVID-19, the Meeting will be held in a virtual meeting format only. The Meeting will be accessible solely by means of remote communication.

As described in the Proxy Statement and supplemental proxy materials that were previously distributed, the Board of Trustees of the Trust has fixed the close of business on May 1, 2020 as the record date for determining those shareholders entitled to vote at the Meeting (or any postponement or adjournment thereof), and only holders of record at the close of business on that day will be entitled to vote at the Meeting (or any postponement or adjournment thereof). The Meeting will be held at the following website: http://www.meetingcenter.io/224942552. To participate in the Meeting, Fund shareholders must enter the following password: TRF2020. Shareholders must also enter the control number that appears on the proxy card that they previously received from the Trust.

We encourage you to access the website prior to the Meeting’s start time to allow ample time for you to log into the Meeting webcast and test your computer system, and, if you plan to vote at the Meeting, to download and print the Meeting ballot that will be posted to the website. Accordingly, the website will be accessible to shareholders beginning at approximately 10:00 a.m. Eastern Time on July 13, 2020. The Meeting ballot will contain instructions on how to submit your vote during the Meeting, including the email address to which the completed ballot and any legal proxies should be sent. For questions relating to participation at the Meeting by remote communication, please call the technical support number at (888) 888-0151.

Shareholders who hold shares through an intermediary, such as a bank or broker, must register in advance to attend the Meeting. To register, shareholders must submit proof of their proxy power (legal proxy) reflecting their Fund holdings along with their name and email address to Computershare Fund Services (“Computershare”). Shareholders may forward an email from their intermediary or send an image of their legal proxy to shareholdermeetings@computershare.com. Requests for registration must be received no later than 10:00 a.m. Eastern Time, on July 9, 2020. Shareholders will receive a confirmation email from Computershare of the shareholder’s registration and a control number that will allow the shareholder to vote at the Meeting.

Shareholders are not required to attend the Meeting to vote on the relevant proposal. Whether or not shareholders plan to attend the Meeting, the Trust urges shareholders to authorize a proxy to vote their Fund shares in advance of the Meeting by one of the methods described in the Proxy Statement.

The Trust filed the Proxy Statement with the SEC in connection with the Meeting. Shareholders are advised to read the Proxy Statement in full because it contains important information. The Proxy Statement is available on the Internet at http://www.proxy-direct.com/roy-31317. The proxy card included with the proxy materials that were previously distributed to shareholders will not be updated to reflect the change in location but may continue to be used by shareholders to vote their shares in connection with the Meeting. The Proxy Statement and other documents filed by the Trust are also available for free on the SEC’s website at http://www.sec.gov.

If you have any questions about voting, please call Computershare toll-free at 1-866-209-8568.

By Order of the Board of Trustees

John E. Denneen
Secretary